                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               NARA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                               NARA BANCORP, INC.
                             3701 WILSHIRE BOULEVARD
                                    SUITE 220
                              LOS ANGELES, CA 90010


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD WEDNESDAY, MAY 16, 2001


         TO OUR SHAREHOLDERS

         We are pleased to announce that we will hold our first annual meeting of shareholders on Wednesday, May 16, 2001, at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California at 10:30 a.m. At this meeting, we will ask you to vote on the following matters:

         1. ELECTION OF DIRECTORS. You will have the opportunity to elect six members of the board of directors to serve until our next annual meeting. The following six persons are our nominees for election:

                                  Thomas Chung
                                Benjamin B. Hong
                                  Steve Y. Kim
                                    Nack Kim
                                   Ki Suh Park
                                   Jesun Paik

         Messrs. Chung and Hong have served as directors of our subsidiary, Nara Bank, N.A., for many years and they currently serve as directors for Nara Bancorp as well. We are pleased to nominate them for reelection. In addition, we have selected Messrs. Steve Y. Kim, Nack Kim, Ki Suh Park and Jesun Paik as new nominees for our board of directors. We encourage you to read about their business experience in the accompanying proxy statement.

         2. APPOINTMENT OF AUDITORS. You will be asked to ratify the selection of Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2001.

         3. OTHER BUSINESS. If other business is properly raised at the meeting or if we need to adjourn the meeting, you will vote on these matters, too.

         Our bylaws provide for the nomination of directors in the following manner:

         "Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Corporation, shall be made in writing and be delivered or mailed to the president of the Corporation not less than 14 days nor more than 50 days prior to any meeting of stockholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to stockholders, such nominations shall be mailed or delivered to the president of the Corporation not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying stockholder:

                  (a) The name and address of each proposed nominee.

                  (b) The principal occupation of each proposed nominee.

                  (c) The total number of shares of capital stock of the Corporation owned by each proposed nominee.

                  (d) The name and address of the notifying stockholder.

                  (e) The number of shares of capital stock of the Corporation owned by the notifying stockholder.

         Nominations not made in accordance herewith may be disregarded by the chairman of the meeting, and upon his instructions, all votes cast for each such nominee may be disregarded."

         If you were a shareholder as of the close of business on April 24, 2001, you are entitled to vote at this meeting. We cordially invite all shareholders to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENVELOPE PROVIDED. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ BON T. GOO
                                     ---------------------------------------
                                     Bon T. Goo, Secretary


Dated:  April 30, 2001

                                TABLE OF CONTENTS

                                                                                              PAGE
                                                                                              ----
GENERAL INFORMATION                                                                             1

     Why Did You Send Me This Proxy Statement?                                                  1

     What Vote Is Required For Each Proposal?                                                   1

     How Many Votes Do I Have?                                                                  2

     How Do I Vote By Proxy?                                                                    2

     Can I Change My Vote After I Return My Proxy Card?                                         2

     How Do I Vote In Person?                                                                   2

     What Vote Is Required for Each Proposal?                                                   3

     What Constitutes A Quorum?                                                                 3

     What Are the Recommendations of the Board of Directors?                                    3

     How Will Nara Bancorp, Inc. Executive Officers and Directors Vote?                         3

     What Are the Costs of Solicitation of Proxies?                                             3

     Will There Be Any Other Matters Considered at the Annual Meeting?                          4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL  OWNERS AND MANAGEMENT                                 5

     Who Are the Largest Owners of Nara Bancorp, Inc.'s Common Stock?                           5

     How Much Stock Do Nara Bancorp, Inc. Directors, Nominees for Directors and
     Executive Officers Own?                                                                    5

     Did Directors and Officers Comply with Their Section 16(a) Beneficial Ownership
     Reporting Compliance Requirements in 2000?                                                 6

     What Is the Background of Our Executives Who Are Not Directors?                            7

     What Are the Responsibilities of Our Board of Directors and Committees?                    7

     The Audit Committee                                                                        8

EXECUTIVE AND DIRECTOR COMPENSATION                                                             9

     How Do We Compensate Directors?                                                            9

     How Do We Compensate Executive Officers?                                                   10

     Stock Options                                                                              10

     Employment Agreement with Our President and Chief Executive Officer                        11

     Personnel Committee Interlocks and Insider Participation                                   11

     Personnel Committee Report                                                                 12

     What Is Our Philosophy on Executive Compensation?                                          12

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                              PAGE
                                                                                              ----
     Is The Compensation We Pay Our Executives Deductible?                                      13

     How Do We Compensate Our President and Chief Executive Officer?                            13

     Performance Graph                                                                          14

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                                  15

PROPOSAL NO. 1  ELECTION OF DIRECTORS OF NARA BANCORP, INC.                                     15

     Nominations                                                                                15

PROPOSAL NO. 2  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS                           17

     General                                                                                    17

     Fees                                                                                       17

PROPOSALS OF SHAREHOLDERS                                                                       18

2000 ANNUAL REPORT TO SHAREHOLDERS                                                              18

ANNUAL REPORT ON FORM 10-K                                                                      19

OTHER MATTERS                                                                                   19

                               NARA BANCORP, INC.
                             3701 Wilshire Boulevard
                                    Suite 220
                              Los Angeles, CA 90010
                                 PROXY STATEMENT
                                     For the
                         Annual Meeting of Shareholders
                           To be held on May 16, 2001

                   ------------------------------------------

                               GENERAL INFORMATION

         In February of 2001, we became a registered bank holding company, with Nara Bank, N.A. as our wholly owned subsidiary. This proxy statement contains information about our first annual meeting of shareholders to be held on Wednesday, May 16, 2001 at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California at 10:30 a.m. and at any postponements or adjournments thereof. The date of this Proxy Statement is April 30, 2001 and it is first being mailed to shareholders on or about the same date.

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this proxy statement and the enclosed proxy card because the board of directors is soliciting your votes for use at the 2001 annual meeting of shareholders.

         This proxy statement summarizes the information you need to know to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         We will begin sending this proxy statement, notice of annual meeting and the enclosed proxy card on or about April 30, 2001 to all shareholders entitled to vote. The record date for those entitled to vote is April 24, 2001. On that date, there were 5,485,017 shares of our common stock outstanding. The common stock is our only class of stock outstanding. We are also sending our annual report for the fiscal year ended December 31, 2000 along with this proxy statement.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

         o Election of Directors. The six nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your abstention will have no effect on the election of directors.

         o Ratification of Auditors. Shareholder ratification of the selection of Deloitte & Touche as our independent auditors is not required. However, we are submitting the selection of Deloitte & Touche to you for ratification as a matter of good corporate practice. Ratification requires the affirmative vote of a majority of the shares present at the meeting. If you fail to ratify the selection by a majority vote of the present and voting shares, we will reconsider whether to retain Deloitte & Touche. Even if the selection is ratified, we may, in our discretion, direct the appointment of different independent auditors at any time during the year if we determine that such a change would best benefit our company and our shareholders.

HOW MANY VOTES DO I HAVE?

         Each share of common stock that you own entitles you to one vote. The proxy card indicates the number of shares of common stock that you own. Our Certificate of Incorporation and bylaws do not provide for cumulative voting.

HOW DO I VOTE BY PROXY?

         Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

         o    "FOR" the election of each of the six nominees for director;

         o "FOR" the appointment of Deloitte & Touche as our independent auditors; and

         o in the discretion of the proxy holder as to any other matter that may properly come before the meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if:

         o you file either a written revocation of your proxy, or a duly executed proxy bearing a later date, with our Corporate Secretary prior to the meeting, or

         o you attend the meeting and vote in person. However, your presence at the meeting will not revoke your proxy unless and until you vote in person.

         If your shares are held in the name of your broker, bank or other nominee, and you wish to vote in person, you must bring a properly executed legal proxy from your nominee so that you can vote your shares.

HOW DO I VOTE IN PERSON?

         If you plan to attend the meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a properly executed legal proxy from the nominee authorizing you to vote the shares and indicating that you are the beneficial owner of the shares on April 24, 2001, the record date for voting.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

         The six nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee or you indicate "withhold authority" for a particular nominee on your proxy card, your vote will not count either "for" or "against" that particular nominee. In order to ratify the election of auditors, the auditors must receive the affirmative vote of a majority of the shares represented and voting at the meeting. So if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

WHAT CONSTITUTES A QUORUM?

         To establish a quorum at the annual meeting, a majority of the shares of our common stock outstanding on the record date must be present either in person or by proxy. We will count abstentions for purposes of establishing the presence of a quorum at the meeting.

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

         Our current board of directors has unanimously approved the following items:

         o    the election of each of the named nominees for director;

         o    the appointment of Deloitte & Touche as our independent auditors.

         The board of directors recommends that you vote FOR each of the six nominees for director, and FOR the ratification of Deloitte & Touche as our independent auditors for the year ending December 31, 2001.

HOW WILL NARA BANCORP, INC. EXECUTIVE OFFICERS AND DIRECTORS VOTE?

         On the record date of April 24, 2001, our executive officers, directors and nominees for directors, including their affiliates, had voting power with respect to an aggregate of 1,104,106 shares of our common stock or approximately 19% of the shares of our common stock outstanding on that date. We currently expect that such directors, nominees and officers will vote all of their shares in favor of each of the nominees for director and in favor of each of the other proposals.

WHAT ARE THE COSTS OF SOLICITATION OF PROXIES?

         We will bear the cost of this solicitation, including the expense of preparing, assembling, printing and mailing this proxy statement and the material used in this solicitation of proxies.

The proxies will be solicited principally through the mails, but our directors, officers and regular employees may solicit proxies personally or by telephone. Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with the solicitation of proxies.

WILL THERE BE ANY OTHER MATTERS CONSIDERED AT THE ANNUAL MEETING?

         We are unaware of any matter to be presented at the annual meeting other than the proposals discussed in this proxy statement. If other matters are properly presented at the annual meeting, then the persons named in the proxy will have authority to vote all properly executed proxies in accordance with their judgment on any such matter, including any proposal to adjourn or postpone the meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

WHO ARE THE LARGEST OWNERS OF NARA BANCORP, INC.'S COMMON STOCK?

         The following table shows the beneficial ownership of our common stock as of April 24, 2001, by each person who we knew owned more than 5% of our common stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you beneficially own our common stock not only if you hold it directly, but also indirectly, if you, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell the stock or have the right to acquire the stock, within 60 days of April 24, 2001. We have relied on the public filings of each of the individuals on Schedules 13-D or 13-G, in determining how many shares these individuals own:

     NAME AND ADDRESS                                           NUMBER OF SHARES     PERCENT OF CLASS
     -------------------------------------------------------    ----------------     ----------------
     John Barry, 2104 Hastings Ave., Newport, MN 55055              349,920               6.4%

     Chong-Moon Lee, 1245 Oakmead Pkwy., Sunnyvale,                 471,876               8.7%
     CA 94086

     First Wilshire Securities Management, Inc. 600 S.              357,475               6.5%
     Lake St., Suite 100 Pasadena, CA 91106-3955

     Thomas Chung, 5525 Wilshire Blvd., Los Angeles, CA
     90036                                                          399,591(1)            7.3%

(1) Includes 12,500 shares of common stock issuable upon exercise of fully vest warrants.


HOW MUCH STOCK DO NARA BANCORP, INC. DIRECTORS, NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the beneficial ownership of our common stock as of April 24, 2001 by (i) our chief executive officer; (ii) the most highly compensated executive officers of our wholly owned subsidiary, Nara Bank, N.A., in 2000; (iii) each director and nominee for director and (iv) all directors, nominees and executive officers as a group.

     NAME AND POSITIONS HELD                           NUMBER OF SHARES       PERCENT OF CLASS
     ------------------------------------------       -----------------      ------------------
     Benjamin B. Hong(1)                                  198,841(2)             3.5%
     President,  CEO &  Director  of Nara
     Bank and Nara Bancorp

     Bon T. Goo(1)                                        33,571(3)                *
     Executive Vice President &
     Chief Financial Officer of Nara Bank
     and Nara Bancorp

     NAME AND POSITIONS HELD                           NUMBER OF SHARES       PERCENT OF CLASS
     ------------------------------------------       -----------------      ------------------
     Min J. Kim(1)                                        20,154(4)                *
     Executive Vice President &
     Chief Credit Officer of Nara Bank

     Thomas Chung (1)                                   399,591(5)(6)            7.3%
     Chairman of Board

     Chang H. Kim, Director(1)                          108,032(5)(7)            1.9%

     Yong H. Kim, Director(1)                             190,039(5)             3.4%

     Hyon M. Park, Director(1)                           85,411(5)(8)            1.5%

     Brian B. Woo, Director(1)                           68,467(5)(9)              *

     Steve Y. Kim, Nominee(10)                                -                    *

     Nack Kim, Nominee(11)                                    -                    *

     Ki Suh Park, Nominee (12)                                -                    *

     Jesun Paik, Nominee (13)                                 -                    *

     ALL DIRECTORS,  NOMINEES AND OFFICERS
     AS A GROUP (12 TOTAL)                              1,104,106(14)            19.0%

------------------------------
*      Indicates holdings of less than 1%.
(1) The address for each of these individuals is c/o Nara Bancorp, Inc., 3701 Wilshire Boulevard, Suite 220, Los Angeles, California 90010.
(2) Includes 130,032 shares vested but not exercised under the Nara Bancorp, Inc. 2001 Nara Bank Continuation 1989 Stock Option Plan (the "1989 Plan").
(3) Includes 24,317 shares vested but not exercised under the 1989 Plan, 1,167 shares held by Mr. Goo's spouse, 1,800 shares held by Mr. Goo's son and 450 shares of common stock issuable upon exercise of fully vest warrants held by Mr. Goo's son.
(4)    Includes 18,490 shares vested but not exercised under the 1989 Plan.
(5)    Includes 34,992 shares vested but not exercised under the 1989 Plan.
(6) Includes 12,500 shares of common stock issuable upon exercise of fully vest warrants.
(7)    Includes 1,634 shares held by Mr. Kim's minor children.
(8)    Includes 3,024 shares held by Mr. Parks' spouse.
(9)    Includes 233 shares held by Mr. Woo's spouse.
(10) Steve Y. Kim address is 2029 Century Park East, 21st Floor, Los Angeles, California 90067.
(11) Nack Kim's address is Dong-A Media Center 18F, 139 Sejong-Ro, Chongro-Ku, Seoul, Korea.
(12)   Mr. Park's address is 6330 San Vicente Blvd., Los Angeles, California
       90048.
(13)   Mr. Paik's address is 1 Milbank Ave., 3F, Greenwich, Connecticut 06830.
(14) Includes 312,807 shares vested but not exercised under the 1989 Plan and 12,950 shares of common stock issuable upon exercise of fully vest warrants.


DID DIRECTORS AND OFFICERS COMPLY WITH THEIR SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE REQUIREMENTS IN 2000?

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file reports of ownership and reports of changes in ownership of common stock with the Securities and Exchange Commission. Prior to the completion of our reorganization in February of 2001, these reports were filed with the Office of the Comptroller of the Currency. The Exchange Act requires officers, directors and greater than 10% shareholders to furnish us with copies of all Section 16(a) forms they file.

         To our best knowledge, based solely on a review of the copies of such forms and certifications furnished to us, we believe that all of our directors and executive officers, except Min J. Kim and Bon T. Goo, complied with all
Section 16(a) filing requirements applicable to them during the 2000 fiscal year. Ms. Kim, an executive officer of Nara Bank, failed to file on a timely basis one report on Form 4 required by Section 16(a) regarding one transaction. Ms. Kim filed the report on a Form 5 on February 8, 2001. Mr. Goo, an executive officer of Nara Bank and Nara Bancorp, failed to file on a timely basis one report on Form 4 required by Section 16(a) regarding one transaction. Mr. Goo filed the report on Form 4 on September 21, 2000.

WHAT IS THE BACKGROUND OF OUR EXECUTIVES WHO ARE NOT DIRECTORS?

         BON T. GOO. From 1988 to 1990 and prior to joining Nara Bank in 1990, Mr. Goo served as Vice President and Manager of the Accounting, Investment, and Control Division of Hanmi Bank. Mr. Goo served as a Senior Vice President of Nara Bank from 1990 to 2000. He has served in his current capacity as Executive Vice President and Chief Financial Officer of Nara Bank since January of 2000 and has served in the same capacities for Nara Bancorp since November of 2000.

         MIN J. KIM. From 1992-1995 and prior to joining the Nara Bank in 1995, Ms. Kim served as Vice President and Manager of the Western Branch of Hanmi Bank in Los Angeles. She had previously served in other positions with Hanmi Bank. Ms. Kim served Nara Bank as a Senior Vice President and its Chief Credit Administrator from 1996 to 1999. She has served in her current capacities as Executive Vice President and Chief Credit Officer of Nara Bank since January of 2000 and has served in the same capacities for Nara Bancorp since November of 2000.

WHAT ARE THE RESPONSIBILITIES OF OUR BOARD OF DIRECTORS AND COMMITTEES?

         The board of directors oversees our business and affairs. The board of directors of Nara Bancorp has two committees, both of which also are committees of Nara Bank's board of directors. These two committees are outlined below. Nara Bank has an additional two committees, which also are outlined below. Neither Nara Bancorp nor Nara Bank has a nominating committee. The procedures for nominating directors, other than by the board of directors itself, are set forth in the bylaws and in the Notice of Annual Meeting of Shareholders accompanying this proxy statement.

         During 2000, the board of directors of Nara Bancorp held two (2) special meetings and no regular meetings, and the board of directors of Nara Bank held twelve (12) regular meetings and six (6) special meetings. All of the directors of Nara Bancorp and Nara Bank during 2000 attended at least 75% of the aggregate of (i) the total number of Nara Bancorp and Nara Bank board meetings and (ii) the total number of meetings held by all committees of the boards of directors of Nara Bancorp and Nara Bank on which they served during 2000.

         The information presented below is for the committees of Nara Bank because Nara Bancorp did not commence operations as a stand-alone company until February 2, 2001.

         THE AUDIT COMMITTEE: The audit committee, which consists of Director Thomas Chung as Chairman, and all other directors except Benjamin B. Hong, operates under a written charter adopted by the board of directors. The Audit Committee Charter adopted by the board sets out the responsibilities, authority and specific duties of the audit committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A. Each of the members is "independent," as defined by our policy and the National Association of Securities Dealers, Inc. listing standards. The audit committee of Nara Bank met two (2) times during the year ended December 31, 2000. Presented below is the report of Nara Bank's audit committee.

         Audit Committee Report

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by Nara Bancorp under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

         The audit committee reports to the board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and our audit process.

         Pursuant to the charter, the audit committee has the following responsibilities:

         o To monitor the preparation of quarterly and annual financial reports;

         o To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and

         o To review the general scope of the annual audit and the fees charged by the independent auditors.

         In discharging its oversight responsibility, the audit committee has met and held discussions with management and Deloitte & Touche LLP, the independent auditors for Nara Bank. Management of Nara Bank represented to the audit committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the financial statements with management and the independent auditors. Nara Bank's audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         Nara Bank's audit committee also obtained from the independent auditors a formal written statement describing all relationships between the Bank and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. Nara Bank's audit committee discussed with the independent auditors any relationships that may impact on Deloitte & Touche's objectivity and independence and satisfied itself as to the auditors' independence.

         Based on these discussions and reviews, Nara Bank's audit committee recommended that the Bank's Board of Directors approve the inclusion of the Bank's audited financial statements in Nara Bancorp's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee of the Board of
Directors:

April 20, 2001

         THOMAS CHUNG
         CHANG H. KIM
         HYON M. PARK
         BRIAN B. WOO

         THE LOAN COMMITTEE: Nara Bank's loan committee, which consists of Director Hyon M. Park as Chairman, all other directors of Nara Bank and the Chief Credit Administrator, establishes the loan policy, reviews loans made by management and approves loans in excess of management's lending authority. The loan committee met twenty-four (24) times during 2000.

         THE INVESTMENT COMMITTEE: Nara Bank's investment committee, which consists of Director Hyon Park as Chairman, all other directors of Nara Bank and the Chief Financial Officer, establishes investment policy and guidelines, and reviews Nara Bank's current investment portfolio and quarterly plan. The investment committee met three (3) times during 2000.

         THE PERSONNEL COMMITTEE: Nara Bank's personnel committee, which consists of Director Yong H. Kim as Chairman and all other directors of Nara Bank, met once during 2000. This committee reviews the performance of senior management and establishes salary and benefit guidelines for Nara Bank's personnel.

                       EXECUTIVE AND DIRECTOR COMPENSATION

HOW DO WE COMPENSATE DIRECTORS?

         During the fiscal year 2000, the outside non-employee directors of Nara Bank were paid $3,000 monthly if they attended at least one meeting during a month regardless of the number of meetings held during a month. The only employee director on the board (the President) received $1,000 monthly for his service as a director in addition to his regular salary and bonuses. The Chairman of the Board received an additional $400 per month for services rendered. Total directors' fees paid in 2000 were approximately $224,000, of which approximately $107,000 was deferred under Nara Bank's deferred compensation plan.

HOW DO WE COMPENSATE EXECUTIVE OFFICERS?

         Nara Bancorp does not compensate any of its executive officers at this time. However, the following table sets forth certain summary information concerning compensation awarded to, earned by, or paid by Nara Bank for services rendered to the Bank in all capacities by Nara Bank's chief executive officer and the two other most highly compensated executive officers of Nara Bank who earned in excess of $100,000 (the "Named Officers"), for each of the fiscal years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                 ANNUAL COMPENSATION(1)
                                       ---------------------------------------------------------------------------
    NAME AND PRINCIPAL POSITION            YEAR            SALARY              BONUS                 OTHER
-------------------------------------  -------------   ----------------  -------------------  --------------------
Benjamin Hong                              2000           $184,074            $449,819            $12,000(2)
   President & Chief Executive             1999           $184,074            $384,017            $12,000(2)
   Officer of Nara Bank                    1998           $179,691            $310,232            $12,000(2)

Bon T. Goo                                 2000           $103,595            $ 80,069                N/A
Executive Vice President & Chief           1999           $ 86,730            $ 43,648                N/A
Financial Officer of Nara Bank             1998           $ 81,945            $ 53,442                N/A

Min J. Kim                                 2000           $ 95,127            $ 79,609                N/A
Executive Vice President & Chief           1999           $ 84,632            $ 53,482            $ 8,400(3)
Credit Officer of Nara Bank                1998           $ 75,735            $ 73,165            $ 8,400(3)
------------------------------------------------------------------------------------------------------------------

(1) We furnish and plan to continue to furnish to certain officers the use of company-owned automobiles, which are used primarily for business purposes. We have provided and intend to continue to provide certain officers with certain specified life and medical insurance benefits. Because portions of automobile expenses, club membership fees, insurance premiums attributable to personal use, and other perquisites did not exceed the lesser of $50,000 or ten percent (10%) of the total annual salary reported in the table per individual, such amounts have not been included in the foregoing figures.
(2)  Represents fees received for services as a director of Nara Bank.
(3)  Represents automobile allowance.

STOCK OPTIONS

         Nara Bank did not grant any stock options or stock appreciation rights to any executive officers or directors in 2000.

         The following table sets forth the number of shares acquired by each Named Officer upon the exercise of stock options during 2000 and the number of shares covered by both exercisable and unexercisable stock options held by each Named Officer at December 31, 2000. Also reported are values of "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and $20 per share, which was the market price of Nara Bank's common stock on the Nasdaq National Market on December 31, 2000:

                 AGGREGATED OPTION EXERCISES IN 2000 AND VALUES

                                                               NUMBER OF SECURITIES
                              SHARES                           UNDERLYING OPTION AT       VALUE OF IN-THE-MONEY
                            ACQUIRED ON         VALUE               12/31/2000            OPTIONS AT 12/31/2000
         NAME                EXERCISE          REALIZED       EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
-----------------------    --------------    -------------    -----------------------    -------------------------
Benjamin Hong                   -0-              N/A              130,032/None           $2,266,458(1)/ N/A
Bon T. Goo                     5,837           $15,001             24,317/4,838          $423,845(2)/$71,893(3)
Min J. Kim                      -0-              N/A               18,490/4,838          $322,281(4)/$71,893(3)
------------------------------------------------------------------------------------------------------------------

(1) Using a fair market value of $20.00 per share which was the closing price of Nara Bank's common stock on December 31, 2000, and an exercise price of $2.57 per share, these options had a value of $17.43 per share, times 130,032 shares.
(2) Using a fair market value of $20.00 per share which was the closing price of Nara Bank's common stock on December 31, 2000, and an exercise price of $2.57 per share, these options had a value of $17.43 per share, times 24,317 shares.
(3) Using a fair market value of $20.00 per share which was the closing price of Nara Bank's common stock on December 31, 2000, and an exercise price of $5.14 per share, these options had a value of $14.86 per share, times 4,838 shares.
(4) Using a fair market value of $20.00 per share which was the closing price of Nara Bank's common stock on December 31, 2000, and an exercise price of $2.57 per share, these options had a value of $17.43 per share, times 18,490 shares.


EMPLOYMENT AGREEMENT WITH OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER

         Benjamin B. Hong was appointed President and Chief Executive Officer of Nara Bank pursuant to an employment agreement effective June 30, 1994. Mr. Hong's employment agreement was for an initial term of five years from such date with an option to renew such agreement for an additional four years. Mr. Hong's initial contract expired in June of 1999, but was renewed according to its terms for the additional four-year period. Mr. Hong's employment agreement provides for a base salary of $120,000 in the initial year, plus profit sharing equal to a minimum of 7% of the pre-tax income of Nara Bank, an automobile allowance, one month's paid vacation per year and payment of monthly country club dues and business-related expenses. Pursuant to his employment agreement, Mr. Hong was granted stock options to purchase 100,000 shares of Nara Bank's common stock, which, pursuant to the February 2001 reorganization, were automatically converted into options to purchase an equal number of shares of Nara Bancorp common stock, at an exercise price of $3.00 per share. Such options expire at the end of his employment period. The terms of these options are subject to the terms and conditions set forth in the 1989 Stock Option Plan, as amended and adopted by Nara Bancorp. In 1997, Mr. Hong was granted additional 30,000 options under the 1989 Stock Option Plan. All of the options granted to Mr. Hong have vested and are immediately exercisable by him.

         Neither Nara Bancorp nor Nara Bank has entered into any other written employment agreements with any of their respective officers except as described above.

PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No person who served as a member of the Personnel Committee during the 2000 fiscal year is, or ever has been, an officer or employee of Nara Bancorp or any of its subsidiaries.

         Personnel Committee Report

         The Report of the Personnel Committee should not be deemed incorporated by reference into any filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 except to the extent we specifically incorporate the information contained in this Report by reference thereto.

WHAT IS OUR PHILOSOPHY ON EXECUTIVE COMPENSATION?

         We have adopted a basic philosophy and practice of offering a compensation program designed to attract and retain highly qualified employees. Our compensation practices encourage and motivate these individuals to achieve superior performance. This underlying philosophy pertains specifically to executive compensation, as well as employee compensation at all other levels throughout the organization.

         Our executive compensation program is administered by the board. The role of the board in this respect is to review and approve the base salaries, bonuses, stock options and other compensation of the executive officers and management-level employees of Nara Bank. The board also administers our stock option plans and will make grants to executive officers under the 2000 Long Term Incentive Plan, as adopted by Nara Bancorp.

         We have designed our executive compensation program to support what we believe to be an appropriate relationship between executive pay and the creation of shareholder value. To emphasize equity incentives, we link a significant portion of executive compensation to the market performance of our common stock. The objectives of our program are:

         o To support a pay-for-performance policy that differentiates bonus amounts among all executives based on both their individual performance and the performance of Nara Bancorp;

         o To align the interests of executives with the long-term interests of shareholders through awards whose value over time depends upon the market value of Nara Bancorp's common stock; and

         o To motivate key executives to achieve strategic business initiatives and to reward them for their achievement.

         We also provide our executives with employee benefits, such as retirement and health benefits. The three principal components of our executive compensation program include cash compensation, bonuses and equity-based compensation.

         Cash Compensation.

         We review bank executive compensation surveys to ensure that the total cash compensation provided to executive officers and senior management remains at a competitive level to enable us to attract and retain management personnel with the talents and skills required to meet the challenges of a highly competitive industry. The compensation of executive officers is reviewed annually by the board.

         Bonuses.

         For 2000, we approved cash bonuses for specific senior management and executive staff of Nara Bank. The bonuses were determined based on revenue and earnings targets for Nara Bank, along with individual performance objectives.

         Equity-Based Compensation.

         We use equity-based compensation, principally in the form of stock options, as a cornerstone of our executive compensation program. Equity awards typically are based on industry surveys, each officer's individual performance and achievements, market factors and the recommendations of executive management. Neither Nara Bancorp nor Nara Bank granted any stock options or stock appreciation rights to any executive officers or directors in 2000.

IS THE COMPENSATION WE PAY OUR EXECUTIVES DEDUCTIBLE?

         As part of the Omnibus Reconciliation Act of 1993, Section 162(m) was added to the Internal Revenue Code. Section 162(m) limits the deduction of compensation paid to the chief executive officer and other named executive officers to the extent the compensation of a particular executive exceeds $1 million, unless such compensation was based on predetermined quantifiable performance goals or paid pursuant to a written contract that was in effect on February 17, 1993.

         We will continue to review and modify our compensation practices and programs as necessary to ensure our ability to attract and retain key executives while taking into account the deductibility of compensation payments. Under the 2000 Long Term Incentive Plan, as adopted by Nara Bancorp, award of stock options and performance stock are designed generally to satisfy the requirements of Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility of compensation paid to certain executive officers in excess of $1 million dollars per year. The 1989 Stock Option Plan was never amended to comply with the requirements of Section 162(m). Both plans permit us flexibility to reward senior management for extraordinary contributions that cannot properly be recognized under a predetermined quantitative plan.

HOW DO WE COMPENSATE OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER?

         Mr. Benjamin B. Hong, the President and Chief Executive Officer of Nara Bancorp and Nara Bank received compensation for his services to Nara Bank during 2000 based primarily upon his rights under his employment agreement with Nara Bank. We discuss this contract under the heading "Employment Agreement with Our President and Chief Executive Officer."

PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the cumulative total shareholder return (stock price appreciation plus reinvested dividends) on the common stock of Nara Bank (which was the traded company until February 5, 2001) with (i) the cumulative total return of the Nasdaq Market Index, and (ii) a published index comprised by Media General Financial Services, Inc. of banks and bank holding companies in the "Pacific States," which includes Alaska, California, Hawaii, Oregon and Washington (the industry group line depicted below). The graph assumes an initial investment of $100 and reinvestment of dividends. Points on the graph represent the performance as of the last business day of each of the years indicated. The graph is not necessarily indicative of future price performance. The graph commences on the date that Nara Bank's stock first began trading on the Nasdaq National Market.

         The graph shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this graph by reference.


                        COMPARE CUMULATIVE TOTAL RETURN
                             AMONG NARA BANK, N.A.
                     NASDAQ MARKET INDEX AND MG GROUP INDEX


                               [PERFORMANCE GRAPH]


                        1/29/98       12/31/98       12/31/99      12/31/00
NARA BANK, N.A.          100.00          82.93         102.07        227.55
MG GROUP INDEX           100.00         105.33         107.39        124.27
NASDAQ MARKET INDEX      100.00         135.48         107.39        150.19


                     ASSUMES $100 INVESTED ON JAN. 29, 1998
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2000

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There are no existing or proposed material transactions between Nara Bancorp or Nara Bank and any of our officers, directors, nominees or principal shareholders or the immediate family or associates of the foregoing persons, except as indicated below.

         Some of the directors and officers of Nara Bancorp and/or Nara Bank and the immediate families and the business organizations with which they are associated, are customers of, and have had banking transactions with, Nara Bank in ordinary course of our business and we expect to have banking transaction with such persons in the future. All loans made to such persons have been made on substantially the same terms, including interest rate and collateral, as those prevailing for comparable contemporaneous transactions with other persons of similar creditworthiness and do not involve more than a normal risk of collectibility or present other unfavorable features.

                                 PROPOSAL NO. 1
                   ELECTION OF DIRECTORS OF NARA BANCORP, INC.

NOMINATIONS

         Our Certificate of Incorporation and bylaws provide that the number of directors may be no less than five (5) and no more than twenty-five (25), with the exact number to be fixed by resolution of the board or shareholders. The board, by a resolution unanimously passed on April 11, 2001, has fixed the number at six (6). The Board of Directors has unanimously nominated the six (6) persons set forth in the following table to serve as Nara Bancorp's directors until the next annual meeting of shareholders and until each person's successor is elected and qualified.

         The proxy holders will vote all proxies for the election of the six (6) nominees listed below unless authority to vote for the election of any of the directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees will have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, the proxies voted for them may be voted for a substitute nominee to be designated by the board of directors. The board of directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those names below.

         The next table provides certain information as of April 24, 2001, with respect to those persons nominated by the board of directors for election as directors. Nara Bancorp knows of no arrangements, including any pledge by any person of Nara Bancorp's securities, the operation of which may, at a subsequent date, result in a change in control of Nara Bancorp. There are no arrangements or understandings by which any of the directors or nominees for director of Nara Bancorp were selected. There is no family relationship between any of the directors, nominees or executive officers, except for two nominees for director, Messers. Paik and Park, who are brothers-in-law.

                                                  Business Experience                      Year First Elected
           Name         Age                    During the Past Five Years                       to Board
           ----         ---                    --------------------------                       --------
Thomas Chung             74       Currently Chairman of the Board of Nara Bancorp and             2000
                                  Nara Bank.  In addition, Mr. Chung presently holds
                                  the following positions: President of His & Her
                                  Hair Goods Co., a hair products distributor;
                                  President since 1969 of Evergrowind Co., Inc., a
                                  real estate development company; Chairman of the
                                  Board since 1998 of Bitro Telecom Co., Inc., a
                                  telecommunications firm; and Director since 1992 of
                                  Chagel Communication, Inc., a broadcasting company.

Benjamin B. Hong         68       President and Chief Executive Officer of Nara Bank              2000
                                  since 1994; President and Chief Executive Officer
                                  of Nara Bancorp, Inc., since November 2000(1)

Steve Y. Kim             51       Since March of 1999, Mr. Kim has served as the                 Nominee
                                  Managing Partner of Alcatel Ventures, LLC, an
                                  international venture capital fund, which acquired
                                  Xylan Corporation, a manufacturer of high-end,
                                  intelligent switching systems for computer
                                  networking founded by Mr. Kim served as the Chief
                                  Executive Officer and Chairman of Xylan Corporation
                                  from its founding in 1993 and until the acquisition
                                  by Alcatel in March of 1999.

Nack Kim                 54       Executive Vice President and Chief Financial                   Nominee
                                  Officer of Lend Lease Korea, Inc.,  since February
                                  2000; Previously a partner with D.K. Consulting, a
                                  management consulting company from March of 1999 to
                                  February of 2000; From 1989 until March of 1999,
                                  Mr. Kim served as the partner in changes of the
                                  West Coast Korean Practice division of Deloitte &
                                  Touche, LLP

Ki Suh Park              69       Since 1981, Mr Park has served as Managing,                    Nominee
                                  Planning and Design Partner for Gruen Associates, a
                                  Los Angeles-based architectural firm and has held
                                  various positions within that company since 1961.

Jesun Paik               64       Executive Vice President and Senior Advisor of the             Nominee
                                  Americas Division of The Sakura Bank, Ltd. in New
                                  York City since 1994; Vice Chairman of the Board of
                                  Manufacturer's Bank; Mr. Paik has held senior
                                  positions with numerous financial institutions over
                                  a more-than-30-year career.

---------------------------
(1) Prior to joining Nara Bank in 1994, Mr. Hong served as the President and Chief Executive Officer of Hanmi Bank from 1988 to 1994.


         None of the directors, nominees for director or officers of Nara Bancorp serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" ALL SIX NOMINEES FOR DIRECTOR.

                                 PROPOSAL NO. 2
              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

GENERAL.

         We have appointed Deloitte & Touche as our independent auditors for the year ending December 31, 2001. The audit committee recommended to the board, and the board of directors unanimously approved, the appointment of Deloitte & Touche. Deloitte & Touche, who performed our audit services in 2000, has served as Nara Bank's accountants since 1995. Deloitte & Touche performed all of its services in 2000 at customary rates and terms.

FEES.

         The following table sets forth the aggregate fees that we incurred for audit and non-audit services provided by Deloitte & Touche, which acted as independent auditors for the fiscal year ending 2000 and performed audit services for us in fiscal year 2000. The table lists audit fees, financial information systems design and implementation fees, and other fees.

         AUDIT FEES. The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees that we incurred for professional services rendered for the audit of our annual financial statements for fiscal year 2000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The financial information systems design and implementation fees include fees billed for non-audit services performed during fiscal year 2000 such as directly or indirectly operating, or supervising the operation of, our information system or managing our local area network. These non-audit services also include services such as designing or implementing a hardware or software system that aggregates source data underlying our financial statements or generates information that is significant to our financial statements taken as a whole.

         ALL OTHER FEES. All other fees include the aggregate fees billed for services rendered by Deloitte & Touche, other than those services covered above.

                                                                         DECEMBER 31, 2000
         Audit Fees (Financial)..........................................      $70,600
         Financial Information Systems Design and Implementation Fees....      $19,000
         Other Fees......................................................      $155,863


The audit committee of the board considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of Deloitte & Touche.

         Representatives of Deloitte & Touche will be present at the annual meeting, will be available to respond to your appropriate questions and will be able to make such statements as they desire.

         If you do not ratify the selection of independent accountants, the audit committee and the Board will reconsider the appointment. However, even if you ratify the selection, the Board may still appoint new independent accountants at any time during the year if it believes that such a change would be in the best interests of Nara Bancorp, Inc. and our shareholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 2.


                            PROPOSALS OF SHAREHOLDERS

         Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the proxy statement for Nara Bancorp, Inc.'s 2002 annual meeting of shareholders must be submitted by a shareholder prior to December 31, 2001, in a form that complies with applicable regulation.

         In addition, in the event a shareholder proposal is not submitted to Nara Bancorp, Inc. prior to March 15, 2002, the proxy to be solicited by the board of directors for the 2002 annual meeting of shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgement and discretion, if the proposal is presented at the 2002 annual meeting of shareholders without our discussion of the proposal in the proxy statement for such meeting.


                       2000 ANNUAL REPORT TO SHAREHOLDERS

         Nara Bancorp, Inc.'s 2000 Annual Report to shareholders containing audited financial statements of Nara Bank is included in this mailing to shareholders.

         The financial statements of Nara Bank as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000 included in the 2000 Annual Report have been audited by Deloitte & Touche, independent auditors, as stated in their report, which is included therein, and have been so included in reliance upon their authority as experts in accounting and auditing

                           ANNUAL REPORT ON FORM 10-K

         Nara Bancorp will provide you, without charge, a copy of its annual report for the year ended December 31, 2000 on Form 10-K, including financial statements and schedules, as filed with the Securities and Exchange Commission pursuant to the Exchange Act of 1934. If you did not receive it, we will send it to you without charge if you send notification to our Corporate Secretary as the address below. The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits themselves. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing will be your responsibility. Please write to: Mr. Bon T. Goo, Nara Bancorp, Inc., 3701 Wilshire Boulevard, Suite 220, Los Angeles, CA 90010. In addition, the Securities and Exchange Commission maintains a website, http://www.sec.gov, which contains information filed by us with them.



                                  OTHER MATTERS

         The board of directors knows of no other matters that will be brought before the meeting, but if such matters are properly presented to the meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the meeting in accordance with the terms of such proxies.


                                 NARA BANCORP, INC.

Los Angeles, California
April 30, 2001
                                 /s/ Bon T. Goo

                                 Bon T. Goo, Secretary

                                                                      APPENDIX A


                               NARA BANCORP, INC.
                             Audit Committee Charter

Statement of Policy
-------------------

The Audit Committee is appointed on an annual basis by the Board of Directors of Nara Bancorp, Inc. (the Company). The Audit committee is established and is authorized by the Board of Directors, as set forth in this Audit Committee Charter, to assist the Board in fulfilling their oversight responsibilities as it relates to:

-    The Company's corporate accounting policies;

- The Company's system of internal controls regarding finance, accounting, legal, compliance and ethics that management and the Board have established;

-    The Company's compliance with applicable laws and regulations; and,

-    The quality and integrity of financial reporting and financial disclosure.

In this capacity, it is the responsibility of the Audit committee to maintain free and open means of communication between the Board, the external auditors, the internal auditors, and the financial management of the Company.

Responsibilities
----------------

In carrying out its responsibilities, the Audit Committee will:

1. Review and update the Audit committee Charter annually, or as needed, and report to the Board on having satisfied its responsibilities under the Charter.

2. Confirm and assure the independence of the internal auditors and the external auditors annually.

3. Review the reporting relationship with the external auditors and Audit Committee in light of the external auditor's accountability to the Board of Directors, and as representative of the Board, the Audit Committee authority and responsibility to select, evaluate, and where, appropriate, replace the external auditors. Review and approve the compensation and fees of the external auditors.

4.   Review and discuss with the external auditor regarding its judgments about:

- The quality of the Company's accounting principles as applied in financial reporting.

-    The clarity of the Company's financial disclosures.

- The degree of conservatism of the Company's accounting principles and underlying estimates.

- The nature and extent of any significant changes in accounting principles or the application of an accounting principle(s).

- Other significant decisions made by management in preparing the financial disclosures.

5. Review and concur in the appointment, replacement, reassignment or dismissal of the internal auditors.

6. Meet with the external auditors, internal auditors and financial management of the Company to review the scope of the proposed financial audit for the current year, the audit procedures to be utilized, and, at the conclusion thereof, review such audit, including any comments or recommendations of the external auditors.

7. Review with the independent accountants their assessment of the quarterly financial statements.

8. Review with the external auditor, the internal audits and the Company's financial management, the adequacy and effectiveness of the accounting, financial and management controls of the Company, including information systems and security, as well as any recommendations regarding improvements to internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

9. Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit scope, plans and budgets for the upcoming year, and the coordination of such plans with the external auditors to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

10.  Consider and review with management and the internal auditors:

-    Significant findings during the year and management's responses.

- Any difficulties encountered in the course of their audits, including restrictions on scope of work or access to required information,

-    Changes required in the planned scope of the audit plan, and

-    Internal Audit Charter

11. Review legal and regulatory matters that may have a material impact on the financial statements, related policy compliance, and programs and reports received from the Office of the Comptroller of the Currency and other regulatory examiners.

12. Receive prior to each meeting, a summary of findings from completed internal auditors and a progress report on the proposed internal audit plan, with explanations of any significant deviations from the original plan.

13. Review the financial statements of the Company annually with management and the independent auditors to determine that the external auditors are satisfied with the disclosure and content of the financial statements presented. Any changes in accounting principles should be reviewed.

14. Inquire of management, internal auditors and the external auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

15. Conduct or authorize special studies or investigations into any matters within the Committee's scope of responsibilities such as considerations related to fraud, compliance with laws and regulations and the Company's code of ethical conduct.

16. Review policies and procedures with respect to corporate officers' expense accounts and perquisites, including use of corporate assets, and consider results of any reviews conducted by internal auditors or external auditors.

17. Record actions of the committee and approve such minutes of the Audit Committee meetings.

18. Review with appropriate Company personnel the actions taken to ensure compliance with the Company's Ethics and Conflict of Interest policies.

19. Review the report of the Audit Committee required to be included in the proxy statement.

Organization and Structure
--------------------------

The Audit Committee is organized as a standing committee of the Company's Board of Directors.

Membership
----------

The size of the membership of the Audit Committee is based on the size of the Board of Directors and the size and complexity of the Company. The Committee shall be composed of independent members. The members of the Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management of the Company. A member of the

Committee who receives compensation from the Company solely for his/her service on the Board or who receives benefits under a tax qualified retirement plan shall be considered independent.

All Committee members shall be financially literate, with at least one member having had past employment experience in finance or accounting, a professional certification in accounting or any other comparable experience or background. This experience should include a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Frequency of Meetings
---------------------

The Audit committee normally meets at least quarterly to fulfill its oversight and financial reporting responsibilities, or more frequently as circumstances dictate. As part of its role to foster open communications, the Committee may meet periodically with management, the Company's financial statement auditors and the internal auditors to discuss any matters that the Committee or any of these groups believe are of a confidential nature.

                               NARA BANCORP, INC.
                                   PROXY CARD

         Solicited on behalf of the Board of Directors of Nara Bancorp, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held on May 16, 2001, at 10:30 a.m. at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California 90005.

         The undersigned hereby appoints Thomas Chung and Benjamin B. Hong, as Proxies, with the full power of substitution, to vote all shares of common stock of the Company held of record on April 24, 2001 by the undersigned, at the Meeting or at any adjournments thereof, on the items set forth below, and in the Proxies' discretion, upon such other business as may properly come before the Meeting.

             Please mark your vote as indicated in this example |X|

1. The election of the following persons to the board of directors, to serve until the next annual meeting:

Thomas Chung, Benjamin B. Hong, Steve Y. Kim, Nack Kim, Ki Suh Park, and Jesun Paik.

           [ ] FOR ALL NOMINEES       [ ] WITHHOLD FOR ALL NOMINEES

(Except as set forth below)


To withhold authority to vote for any nominee, write that person's name in the space above.

2. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting, including adjourning the Meeting for the purpose of soliciting additional proxies.

         THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES IDENTIFIED ABOVE AND FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXY HOLDERS IN ACCORDANCE WITH THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED ARE HEREBY REVOKED. RECEIPT OF THE COMPANY'S PROXY STATEMENT DATED APRIL 30, 2001, IS ACKNOWLEDGED.


         Please mark, sign, date and return this Proxy in the accompanying prepaid envelope.


Signature(s)______________________________________________________ Dated
___________________, 2001 Please sign exactly as name appears hereon. If signing as an attorney, executor, administrator, trustee or guardian, please give full title as such, and if signing for a corporation, give your name. When shares are in the names of more than one person, each should sign.